Exhibit - 10.30
        Amendment to Shuffle Master, Inc. Outside Directors' Option Plan
                           Effective October 24, 1997


                                  AMENDMENT TO
                              SHUFFLE MASTER, INC.
                         OUTSIDE DIRECTORS' OPTION PLAN
                           EFFECTIVE OCTOBER 24, 1997


         The undersigned, the Chief Executive Officer of Shuffle Master, Inc. a Minnesota corporation (the "Corporation"), does hereby certify that, effective as of the 24th day of October, 1997, the following resolution was adopted by the Board of Directors of the Corporation in accordance with the applicable provisions of Minnesota law:

Resolution Amending Outside Directors' Option Plan (the "Plan")
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         RESOLVED, that the undersigned, the members of the Board of Directors of the Corporation, pursuant to Section 10 of the Plan and applicable Minnesota law, hereby resolve that Section 5. (01) of the Plan be amended by adding a new
Section 5. (01)(c) as follows:

         "(c) Discretionary Grants. In addition to the method of granting options in subparagraphs (a) and (b) set forth above in this section, the Board may grant additional options to Directors. Options granted under this subparagraph (c) shall be in accordance with the terms and conditions of the Outside Directors Option Plan as amended provided, however, that the Board may at the time of grant place additional conditions and restrictions on any option granted."

         IN WITNESS WHEREOF, I have hereunto subscribed my name this 24th day of October, 1997.

                                        /s/ Joseph J. Lahti
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                                        Joseph J. Lahti, Chief Executive Officer